UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

_____________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported)	May 16, 2019

Marsh & McLennan Companies, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	1-5998	36-2668272
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1166 Avenue of the Americas, New York, NY	10036
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code	(212) 345-5000
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07    Submission of Matters to a Vote of Security Holders.

The Annual Meeting of Stockholders of Marsh & McLennan Companies, Inc. (the “Company”) was held on May 16, 2019. Represented at the meeting were 460,563,681 shares, or 90.06%, of the Company’s 511,344,197 shares of common stock outstanding and entitled to vote at the meeting. Set forth below are the final voting results for the actions taken by the stockholders at the meeting.

1.    The Company’s stockholders elected the twelve (12) director nominees named below to a one-year term expiring at the 2020 annual meeting or until their successors are elected and qualified, with each receiving the following votes:

Director Nominee	Number of Shares Voted For	Number of Shares Voted Against	Number of Shares Abstained	Broker Non-Votes
Anthony K. Anderson	420,939,072	4,755,392	384,089	34,485,324
Oscar Fanjul	414,055,611	10,036,937	1,986,005	34,485,324
Daniel S. Glaser	424,659,910	1,112,765	305,878	34,485,324
H. Edward Hanway	421,599,367	4,122,273	356,913	34,485,324
Deborah C. Hopkins	423,370,123	2,367,286	341,144	34,485,324
Elaine La Roche	425,006,710	719,483	352,360	34,485,324
Steven A. Mills	416,674,647	8,875,705	528,201	34,485,324
Bruce P. Nolop	418,418,314	7,266,227	394,012	34,485,324
Marc D. Oken	414,194,825	11,352,257	531,471	34,485,324
Morton O. Schapiro	405,275,859	20,429,766	372,928	34,485,324
Lloyd M. Yates	425,092,813	613,461	372,279	34,485,324
R. David Yost	423,407,265	1,748,146	923,142	34,485,324

2.    The Company’s stockholders approved, by nonbinding vote, the compensation of the Company's named executive officers, as disclosed in the Company’s 2019 Proxy Statement, with the following vote:

Number of Shares Voted For	Number of Shares Voted Against	Number of Shares Abstained	Broker Non-Votes
397,211,963	28,022,354	844,236	34,485,324

3.    The Company’s stockholders ratified the selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2019, with the following vote:

Number of Shares Voted For	Number of Shares Voted Against	Number of Shares Abstained	Broker Non-Votes
440,728,959	19,508,724	326,194	N/A

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MARSH & McLENNAN COMPANIES, INC.

By:	/s/ Katherine J. Brennan
Name:	Katherine J. Brennan
Title:	Deputy General Counsel, Corporate Secretary & Chief Compliance Officer

Date:    May 20, 2019

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